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                                                                 EXHIBIT 99.1


February 25, 1999


Level 3 Communications, Inc.
3555 Farnam Street
Omaha, Nebraska  68131


Ladies and Gentlemen:

        The undersigned hereby consents to being named in the Registration Statements on Form S-3 of Level 3 Communications, Inc. filed with the Securities and Exchange Commission, and any amendments thereto, as a person who is to become a director of Level 3 Communications, Inc.



                                        Very truly yours,


                                        /s/ Philip B. Fletcher